PAINEWEBBER PACE SELECT ADVISORS TRUST

               SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 1999





                                                               August 10, 2000

Dear Investor,

      This is a supplement to the prospectus of PaineWebber PACE Select Advisors Trust ("Trust") dated December 1, 1999. The purpose of this supplement is to notify you that Paine Webber Group Inc. ("PW Group") (the ultimate parent company of Mitchell Hutchins Asset Management Inc., the manager and distributor for each series of the Trust) and UBS AG ("UBS") announced on July 12, 2000 that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.